UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
December 7, 2017
(Date of earliest event reported)
___________________________________

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

o    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On December 7, 2017, Callon Petroleum Company (“CPE” or the “Company”) appointed James (“Jim”) Ulm II as Senior Vice President and Chief Financial Officer, with an anticipated effective date of December 11, 2017 (“Effective Date”).
Mr. Ulm most recently served as founder and managing partner of New Vista Energy Partners, a private E&P company focused on emerging resource plays in the Permian and Anadarko Basins. Previously, he served as CFO for three private companies, including with Fieldwood Energy, LLC where he was responsible for financial and accounting management, planning and the integration of several large acquisitions. Prior to these roles, Mr. Ulm served for almost ten years as the CFO for Pogo Producing Company, a publicly-traded oil and gas company which had meaningful operations in the Permian Basin. Earlier in his career, he held finance and accounting leadership roles with Newfield Exploration Company and American Exploration Company. Mr. Ulm holds an MBA and an undergraduate degree in Accounting, both from the University of Texas. Mr. Ulm has no family relationship with any executive officer or director of CPE reportable under Item 401(d) of Regulation S-K.
As Senior Vice President and CFO, Mr. Ulm will receive a base salary of $465,000 per year. He will participate in both the Company’s annual (i) cash bonus program with a target award of 90% of base salary and (ii) long-term incentive awards program with a target award to be set by the Compensation Committee. Mr. Ulm will also participate in the Company’s employee benefit plans and programs in accordance with their terms. Those plans and programs are outlined in the Company's 2017 Proxy Statement. Mr. Ulm will also receive a company vehicle as well as a sign-on grant of 90,000 shares of Company restricted stock that will vest pro-rata over three years commencing on January 1, 2019.
As of the Effective Date of Mr. Ulm’s appointment, Correne Loeffler, currently interim CFO, will retain her role as Callon’s Treasurer.
A press release dated December 7, 2017, announcing the appointment of James Ulm as Chief Financial Officer has been filed as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title of Document

99.1	Press release issued by Callon Petroleum Company, issued December 7, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

December 7, 2017	By: /s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Press release issued by Callon Petroleum Company, issued December 7, 2017